Exhibit 99.1

DBGI Launches Legal Actions & Investigation on Naked Shorts, Retains Christian Attar and ShareIntel to Expose Naked Shorting, Spoofing, Market Manipulation, Collusion, Acting in Concert, Multiple Violations of the 4.99% Rule, and Using Foreign Silent Partners as Nominees

Austin, Texas – July 6, 2026 – DBGI Corp. (NASDAQ:DBGI) a publicly traded company specializing in eCommerce and fashion today announced that announces that the Company has retained the law firm of Christian Attar, a recognized market manipulation and naked short litigation firm located in Houston, Texas, to an investigation of any potential naked short selling or other market manipulation of common shares of Digital Brands Group.

Additionally, the Company engaged Shareholder Intelligence Services, LLC (ShareIntel) in June 2026 to support efforts to investigate and address potentially illegal trading activity. This includes suspected naked short selling and market manipulation involving the Company’s common stock.

The decision to engage Christian Attar and ShareIntel follows an internal review of trading patterns that raised concerns regarding potential violations of securities laws, including naked shorting, spoofing, market manipulation, collusion, acting in concert, multiple violations of the 4.99% rule, using foreign silent partners as nominees and transfer agent discrepancies.

ShareIntel will track all shareholder data, including share ownership, purchases, sales and custody by individuals, institutions, broker-dealers, clearing agents and custodians, to enable the Company to better understand the trading, settlement, and beneficial ownership of its common shares and communicate findings to shareholders.

Christian Attar (and predecessor firms) along with various other partner firms have during the past 24 years, successfully prosecuted and collected tens of millions of dollars in damages on behalf of their clients from broker-dealers, and/or analyst firms and/or other Wall Street entities who have engaged in a variety of market manipulation schemes.

Digital Brands Group will not passively permit unscrupulous manipulators to destroy the market value of its shares and will thoroughly investigate and aggressively prosecute through counsel, any party that is responsible for its losses.

The Company and its legal team intend to provide all evidence of and records of activity to the appropriate authorities (e.g., Department of Justice, Securities and Exchange Commission, Ontario Securities Commission).

About Digital Brands Group

We offer a wide variety of apparel through numerous brands on a both direct-to-consumer and wholesale basis. We have created a business model derived from our founding as a digitally native-first vertical brand. We focus on owning the customer’s “closet share” by leveraging their data and purchase history to create personalized targeted content and looks for that specific customer cohort.

Digital Brands Group, Inc. Company Contact

Hil Davis, CEO

Email: invest@digitalbrandsgroup.co

Forward-looking Statements

Certain statements included in this release are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting DBG and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “should,” and “may” and other words and terms of similar meaning or use of future dates, however, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements regarding DBG’s plans, objectives, projections and expectations relating to DBG’s operations or financial performance, and assumptions related thereto are forward-looking statements. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. DBG undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Potential risks and uncertainties that could cause the actual results of operations or financial condition of DBG to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: risks arising from the widespread outbreak of an illness or any other communicable disease, or any other public health crisis, including the coronavirus (COVID-19) global pandemic; the level of consumer demand for apparel and accessories; disruption to DBGs distribution system; the financial strength of DBG’s customers; fluctuations in the price, availability and quality of raw materials and contracted products; disruption and volatility in the global capital and credit markets; DBG’s response to changing fashion trends, evolving consumer preferences and changing patterns of consumer behavior; intense competition from online retailers; manufacturing and product innovation; increasing pressure on margins; DBG’s ability to implement its business strategy; DBG’s ability to grow its wholesale and direct-to-consumer businesses; retail industry changes and challenges; DBG’s and its vendors’ ability to maintain the strength and security of information technology systems; the risk that DBG’s facilities and systems and those of our third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss; DBG’s ability to properly collect, use, manage and secure consumer and employee data; stability of DBG’s manufacturing facilities and foreign suppliers; continued use by DBG’s suppliers of ethical business practices; DBG’s ability to accurately forecast demand for products; continuity of members of DBG’s management; DBG’s ability to protect trademarks and other intellectual property rights; possible goodwill and other asset impairment; DBG’s ability to execute and integrate acquisitions; changes in tax laws and liabilities; legal, regulatory, political and economic risks; adverse or unexpected weather conditions; DBG’s indebtedness and its ability to obtain financing on favorable terms, if needed, could prevent DBG from fulfilling its financial obligations; and climate change and increased focus on sustainability issues. More information on potential factors that could affect DBG’s financial results is included from time to time in DBG’s public reports filed with the SEC, including DBG’s Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q, and Forms 8-K filed or furnished with the SEC.